                               FIRST AMENDMENT
                                      TO
                          REVOLVING CREDIT AGREEMENT

   THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First Amendment"), is made and entered into as of June 6, 1996, by and between NATIONSBANK OF TEXAS, N.A. ("NationsBank") and INTERNATIONAL RECTIFIER CORPORATION (the "Borrower").

                                  WITTNESSETH

   WHEREAS, the parties hereto made and entered into as of June 15, 1995 a certain Revolving Credit Agreement (the "Agreement"); and

   WHEREAS, the parties hereto desire to amend the Agreement in the particulars hereinafter set forth;

   NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

   1. DEFINITIONS. Unless otherwise specifically defined herein, all defined terms used herein shall have their respective meanings set forth in the Agreement.

   2.  AMENDMENTS.

      (a) Section 1.01(cc) of the Agreement is hereby amended by deleting in its entirety the definition of "Maturity Date" and substituting in lieu thereof the following definition:

      "(cc) 'Maturity Date' shall mean June 5, 1997 or the date of termination of the Commitment pursuant to Section 7 of this Agreement, whichever shall occur first."

      (b) The first paragraph of Section 2.04(b) of the Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      "(b) LIBO Rate Advances. For Advances designated as LIBO Rate Advances, a fixed rate per annum determined by NationsBank to be three-quarters of one percent (0.75%) above the LIBO Rate in effect on the first day of the LIBO Rate Interest Period for the Advance."

      (c)  Section 2 of the Agreement is hereby amended by adding a new
   Section 2.19 as follows:

      "2.19 Commitment Fee. The Borrower agrees to pay a commitment fee of 0.15% per annum on the unused portion of the Commitment (that is, the total Commitment less the average outstanding Advances and the average undrawn portions of Letters of Credit), payable quarterly in arrears and computed on a year of 360 days for actual days elapsed."

      (d) Section 6.18(d) of the Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      "(d) A ratio of the sum of net income, plus depreciation expense, plus amortization expense, plus net interest expense, each for the immediately preceding four fiscal quarters to the sum of the current portion of long-term Debt then due for the fourth preceding fiscal quarter, plus net interest expense for the immediately preceding four fiscal quarters of not less than 2.0 to 1."

      (e) Section 6.19 of the Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

      "6.19 Consolidated Operating Loss. Not incur for any two consecutive quarters a cumulative Consolidated Operating Loss in excess of $10,000,000.00."

      (f) The Agreement is hereby amended by replacing EXHIBIT A to the Agreement with the attached EXHIBIT A.

   3. REPRESENTATIONS AND WARRANTIES. By the execution of the First Amendment, the Borrower represents and warrants that (i) after giving effect to this First Amendment, the representations and warranties stated in the Agreement are true and correct as of the date hereof; and (ii) after giving effect to this First Amendment, neither an Event of Default, as defined in the Agreement, nor any event which with the lapse of time or notice or both could become an Event of Default, has occurred as of the date hereof.

   4.  EFFECTIVENESS.

      (a) Except to the extent specifically waived, amended and supplemented hereby, all of the terms, conditions and provisions of the Agreement shall remain unmodified, and the Agreement, as amended and supplemented by this First Amendment, is confirmed as being in full force and effect.

      (b) All references to the Agreement herein or in any other document or instrument between the parties hereto shall hereafter be construed to be references to the Agreement as modified by this First Amendment.

      (c) This First Amendment shall be effective upon receipt by NationsBank of each of the following:

         (i)   A counterpart of this First Amendment executed by the Borrower;
      and

         (ii)  The Note dated June 6, 1996 executed by the Borrower.

   5. COUNTERPARTS. This First Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

   6. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

   7. NOTICE OF FINAL AGREEMENT. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.


NATIONSBANK OF TEXAS, N.A.             INTERNATIONAL RECTIFIER CORPORATION


By:       /s/ Lori Stone               By:    /s/ Michael P. McGee
    ---------------------------            --------------------------
Name:       Lori Stone                 Name:    Michael P. McGee
      -------------------------              ------------------------
Title:    Vice President               Title:  Vice President & CFO
       ------------------------              ------------------------

                        REVOLVING CREDIT FACILITY NOTE


$10,000,000                      Dallas, Texas                      June 6,1996


    FOR VALUE RECEIVED, the undersigned, INTERNATIONAL RECTIFIER CORPORATION ("Borrower"), promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("NationsBank") at NationsBank's office at 901 Main Street, Dallas, Texas 75202, or at such other place in the State of Texas as NationsBank may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000), or so much thereof as may be advanced and be outstanding.

    Borrower further agrees to pay interest (whether before or after any breach of this Note) at said office, in life funds and currency, on the unpaid principal amount owing hereunder from time to time from the date hereof until such amount shall have become due and payable (whether at the stated maturity, by acceleration or otherwise) at either (a) a fluctuating rate per annum at all times equal to the Prime Rate in effect from time to time, or (b) a fixed rate per annum determined by NationsBank to be three-quarters of one percent (0.75%) above the LIBO Rate in effect on the first day of any LIBO Rate Interest Period for a Libo Rate Advance. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within NationsBank. Interest shall also be payable on any overdue payment of principal and (to the extent permitted by law) interest as set forth in the Credit Agreement (as defined below).

    With respect to each interest rate selection by Borrower, the date, principal amount, rate of interest, term of the applicable Interest Period for a LIBO Rate Advance, and any payments applicable thereto, shall be set forth by NationsBank on the reverse of this Note or on such schedules as NationsBank shall maintain for such purposes. Absent manifest error, such notations on this Note or on such schedules, and all endorsements by NationsBank thereon, shall be conclusive evidence of all such items.

    This Note is the Revolving Credit Facility Note defined in and made pursuant to that certain Revolving Credit Agreement dated as of June 15, 1995, between Borrower and NationsBank, as amended from time to time, (the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same meanings when used in this Note, and the rate of interest applicable under this Note shall change from time to time in accordance with the terms of the Credit Agreement.

    The unpaid principal balance of this obligation at any time shall be the total of all amounts advanced under this Note by the holder of this Note less the amount of all principal payments made on this Note by or for Borrower, which balance may be endorsed on this Note from time to time by NationsBank. Notwithstanding anything in this Note to the contrary, the outstanding principal balance of this Note, together with the aggregate amount of all outstanding Letters of Credit (as defined in the Credit Agreement), shall not at any time exceed the maximum principal amount set forth above, or such lesser amount as is then available under this Note if the maximum principal amount of this Note is reduced pursuant to the provisions of the Credit Agreement.

    Interest accrued on this Note shall be due and payable as provided in the Credit Agreement. The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall also be due and payable on the Maturity Date (as defined in the Credit Agreement).

    Borrower may prepay principal on this Note solely in accordance with the terms of the Credit Agreement. Each payment of principal on this Note shall be credited to the portions of this Note which bear interest determined in relation to the Prime Rate and the LIBO Rate in accordance with the application of payment provisions of the Credit Agreement.

    Upon the occurrence of any Event of Default (as defined in the Credit Agreement) NationsBank, at NationsBank's option, may declare all sums of principal and interest outstanding under this Note to be immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower, and NationsBank shall have all rights, powers and remedies set forth in the Credit Agreement.

    Borrower agrees to pay, immediately upon demand, the full amount of all costs and expenses, including reasonable attorneys' fees (including, but not limited to, allocated costs for in-house legal services), incurred by NationsBank in connection with the enforcement of any rights of NationsBank and/or the collection of any amounts which become due to NationsBank under this Note, and the prosecution or defense of any action in any way related to this Note, including, but not limited to, any action for declaratory relief.

    This Note shall be governed by and be construed in accordance with the laws of the State of California.

                                       INTERNATIONAL RECTIFIER ASSOCIATION


                                       By:  /s/ Michael P. McGee
                                          -------------------------------------
                                       Name:    M. McGee
                                            -----------------------------------
                                       Title:  VICE PRESIDENT & CFO
                                            -----------------------------------

                                      EXHIBIT A
                            REVOLVING CREDIT FACILITY NOTE


$10,000,000                       Dallas, Texas                      June 6,1996


    FOR VALUE RECEIVED, the undersigned, INTERNATIONAL RECTIFIER CORPORATION ("Borrower"), promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("NationsBank") at NationsBank's office at 901 Main Street, Dallas, Texas 75202, or at such other place in the State of Texas as NationsBank may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000), or so much thereof as may be advanced and be outstanding.

    Borrower further agrees to pay interest (whether before or after any breach of this Note) at said office, in like funds and currency, on the unpaid principal amount owing hereunder from time to time from the date hereof until such amount shall have become due and payable (whether at the stated maturity, by acceleration or otherwise) at either (a) a fluctuating rate per annum at all times equal to the Prime Rate in effect from time to time, or (b) a fixed rate per annum determined by NationsBank to be three-quarters of one percent (0.75%) above the LIBO Rate in effect on the first day of any LIBO Rate Interest Period for a LIBO Rate Advance. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within NationsBank. Interest shall also be payable on any overdue payment of principal and (to the extent permitted by law) interest as set forth in the Credit Agreement (as defined below).

    With respect to each interest rate selection by Borrower, the date, principal amount, rate of interest, term of the applicable Interest Period for a LIBO Rate Advance, and any payments applicable thereto, shall be set forth by NationsBank on the reverse of this Note or on such schedules as NationsBank shall maintain for such purposes. Absent manifest error, such notations on this Note or on such schedules, and all endorsements by NationsBank thereon, shall be conclusive evidence of all such items.

    This Note is the Revolving Credit Facility Note defined in and made pursuant to that certain Revolving Credit Agreement dated as of June 15, 1995, between Borrower and NationsBank, as amended from time to time, (the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same meanings when used in this Note, and the rate of interest applicable under this Note shall change from time to time in accordance with the terms of the Credit Agreement.

    The unpaid principal balance of this obligation at any time shall be the total of all amounts advanced under this Note by the holder of this Note less the amount of all principal payments made on this Note by or for Borrower, which balance may be endorsed on this Note from time to time by NationsBank. Notwithstanding anything in this Note to the contrary, the outstanding principal balance of this Note, together with the aggregate amount of all outstanding Letters of Credit (as defined in the Credit Agreement), shall not at any time exceed the maximum principal amount set forth above, or such lesser amount as is then available under this Note if the maximum principal amount of this Note is reduced pursuant to the provisions of the Credit Agreement.

    Interest accrued on this Note shall be due and payable as provided in the Credit Agreement. The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall also be due and payable on the Maturity Date (as defined in the Credit Agreement).

    Borrower may prepay principal on this Note solely in accordance with the terms of the Credit Agreement. Each payment of principal on this Note shall be credited to the portions of this Note which bear interest determined in relation to the Prime Rate and the LIBO Rate in accordance with the application of payment provisions of the Credit Agreement.

    Upon the occurrence of any Event of Default (as defined in the Credit Agreement) NationsBank, at NationsBank's option, may declare all sums of principal and interest outstanding under this Note to be immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower, and NationsBank shall have all rights, powers and remedies set forth in the Credit Agreement.

    Borrower agrees to pay, immediately upon demand, the full amount of all costs and expenses, including reasonable attorneys' fees (including, but not limited to, allocated costs for in-house legal services), incurred by NationsBank in connection with the enforcement of any rights of NationsBank and/or the collection of any amounts which become due to NationsBank under this Note, and the prosecution or defense of any action in any way related to this Note, including, but not limited to, any action for declaratory relief.

    This Note shall be governed by and be construed in accordance with the laws of the State of California.

                                       INTERNATIONAL RECTIFIER CORPORATION


                                       By:  /s/ Michael P. McGee
                                           ------------------------------------
                                       Name:    M. McGee
                                           ------------------------------------
                                       Title:  VICE PRESIDENT & CFO
                                            -----------------------------------


                                          2